UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PHIO PHARMACEUTICALS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/PHIO Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/PHIO. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. Online Go to www.investorvote.com/PHIO or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 11, 2025. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 proxy statement and annual report to shareholders are available at: 046C5B When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before August 28, 2025 to facilitate timely delivery. 2 N O T

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PHIO. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Phio Pharmaceuticals Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by August 28, 2025. Stockholder Meeting Notice Dear Phio Pharmaceuticals Corp. Stockholder, The 2025 Annual Meeting of Stockholders of Phio Pharmaceuticals Corp. will be held on September 11, 2025 at 9:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MVQDAFW. To access the virtual meeting, you must have the 15 - digit code that is printed in the shaded bar located on the reverse side of this form. You are receiving this communication because you owned shares of the Company on July 18, 2025, the record date, which entitles you to vote at the Annual Stockholder Meeting. Proxy materials are now available on the Internet. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all nominees, FOR Proposals 2 , 3 and 4 , and THREE YEARS for Proposal 5 : 1 . Election of Directors : 01 - Robert J . Bitterman 02 - Patricia A . Bradford 03 - Robert L . Ferrara 04 - Jonathan E . Freeman, Ph . D . 05 - Curtis A . Lockshin, Ph . D . 06 - David H . Deming 2. Ratification of Grant Thornton, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. Approval of an amendment and restatement of the 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 950,000. 4. Advisory vote to approve the compensation of Phio’s named executive officers. 5. Advisory vote to approve the frequency of future advisory votes on the compensation of Phio’s named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE . To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card .

You invested in PHIO PHARMACEUTICALS CORP and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 11, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID - JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 322,224 148,294 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX PHIO PHARMACEUTICALS CORP 2025 Annual Meeting Vote by September 10, 2025 11:59 PM ET Vote in Person at the Meeting* September 11, 2025 9:00 AM EDT Virtually via the internet at: meetnow.global/MVQDAFW To access the virtual meeting, you must refer to the "Virtually Attending the Annual Meeting" section of the Proxy Statement.

Voting Items Board Recommends For 1. Election of Directors Nominees: 1A Robert J. Bitterman For Patricia A. Bradford 1B For Robert L. Ferrara 1C For Jonathan E Freeman Ph.D 1D For Curtis A. Lockshin Ph.D 1E For David H. Deming 1F For 2. Ratification of Grant Thornton, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approval of an amendment and restatement of the 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 950,000. For 4. Advisory vote to approve the compensation of Phio's named executive officers. Years 5. Advisory vote to approve the frequency of future advisory votes on the compensation of Phio's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID - JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting . We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date . PHIO PHARMACEUTICALS CORP 2025 Annual Meeting Vote by September 10, 2025 11:59 PM ET